Exhibit 99.3

Volato Announces Closing of Business Combination with PROOF Acquisition Corp I; Secures Additional Equity Financing

Announces Closing of an Additional $12 Million of Combined Investments to Fund Business Operations and Grow Volato Fleet

Follows PROOF Stockholders’ Approval of the Business Combination with Volato at Special Meeting on November 28, 2023

Shares and Warrants to Trade on the NYSE under the Symbols “SOAR” and “SOAR.WS”

December 01, 2023 04:05 PM Eastern Standard Time

ATLANTA & RESTON, Va.--(BUSINESS WIRE)--Volato, Inc., (“Volato”) a leading private aviation company in the United States, and PROOF Acquisition Corp I (NYSE: PACI) (“PACI”) today announced the completion of their business combination (the “Business Combination”). The combined company will now operate under the Volato brand, and its common stock and warrants will commence trading on December 4, 2023 on the New York Stock Exchange American (“NYSE American”) under the new ticker symbols “SOAR” and “SOAR.WS.” The Business Combination was approved at a Special Meeting of PACI shareholders held on November 28, 2023.

Concurrent with the closing of the Business Combination, PACI also announced the closing of an additional $12 million of private investments, which, along with the $14 million in Series A Preferred Equity financing completed since July 2023, were converted to common stock at the time of the closing of the Business Combination. Including these transactions and the conversion of Volato convertible debt, the total capital raised exceeds $60 million.

Matt Liotta, CEO & Co-Founder of Volato commented, “This is an exciting milestone for Volato, our customers, and our investors. We believe that this transaction provides not only the capital to accelerate our fleet growth and strategy, but also a level of transparency and institutional support that should make our product even more attractive to new fractional owners and private fliers. After founding the company in 2021 and quickly ramping to nearly $100 million of revenue in 2022, we are now positioned to build on this momentum as a public company. More importantly, we believe that our total funding and capitalization at closing provides us with sufficient capital to execute on our growth strategy and fund our path to profitability. We’re thrilled to begin this new chapter and look forward to delivering more efficient, friendly, and rewarding solutions to travelers while creating value for our shareholders.”

John Backus, CEO of PACI commented, “When we identified Volato as an ideal partner for PACI, we were impressed by the company’s innovative business model, proven results, and highly experienced team. These attributes, in combination with PACI’s deep aviation acumen and experience, help position Volato well for success as a public company. Our two teams have worked together to bring over $60 million of fresh capital to Volato, positioning the company for a strong debut. We are very pleased with this outcome and want to thank our existing and new shareholders with whom we are invested alongside.”

Nicholas Cooper, Chief Commercial Officer & Co-Founder of Volato added, “This transaction and recent new investments come at an ideal time for Volato, as we see strong demand for our product in the market. The private aviation industry has undergone a secular expansion in recent years due to changes in customer behavior along with greater customer awareness of the options and solutions available for private travel. We’re excited to welcome our new investors as we continue executing on a compelling long term investment opportunity underpinned by a unique business model and revenue visibility.”

In compliance with applicable New York Stock Exchange (“NYSE”) rules, PACI will delist its shares of common stock and warrants from the NYSE in connection with consummation of the Business Combination and planned listing by the combined entity of its shares of common stock and warrants on NYSE American.

Advisors
BTIG, LLC served as financial advisor to Volato, Inc. Roth Capital Partners served as capital markets advisor to Volato, Inc. Womble Bond Dickinson (US) LLP served as legal advisor to Volato, Inc. Steptoe & Johnson LLP served as legal advisor to PROOF Acquisition Corp I. Lowenstein Sandler LLP served as legal advisor to PROOF.vc. Richards, Layton & Finger, P.A. served as legal advisor to the special committee of the PROOF Acquisition Corp I board. The special committee received a fairness opinion from LSH Partners Securities LLC (“LSH”). Baker Botts L.L.P. served as legal advisor to LSH.

About Volato
Volato is a full-service private aviation company providing modern ways to enjoy luxury private jets through innovative, efficient, and sustainable solutions. Volato provides a fresh approach to fractional ownership, aircraft management, jet card, deposit and charter programs. Volato’s fractional programs uniquely offer flexible hours and a revenue share for owners in a fleet of HondaJets, which are optimized for missions of up to four passengers. For more information visit www.flyvolato.com.

All Volato Part 135 charter flights are operated by its DOT/FAA-authorized air carrier subsidiary (G C Aviation, Inc. d/b/a Volato) or by an approved vendor air carrier.

About PROOF Acquisition Corp I
PACI is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, stock exchange, asset acquisition, reorganization or similar business combination with one or more businesses. PACI established a number of criteria and guidelines in its initial public offering to identify a potential business combination partner, including compelling long-term growth prospects, attractive competitive dynamics, consolidation opportunities, and products or services with large total addressable markets. The key business characteristics PACI focused on in identifying a potential business combination partner included the potential for disruptive technology or business model; attractive returns on invested capital; significant streams of recurring revenue; operational improvement opportunities; attractive steady-state margins, incremental margins, and attractive free cash flow characteristics. For more information about PACI, visit www.proof-paci.com/.

Forward Looking Statements
Some statements in this press release may be considered “forward-looking statements” for purposes of the United States federal securities laws with respect to the Business Combination between Volato and PACI, including statements regarding the future financial condition and performance of Volato, and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value), markets, and expected future growth and market opportunities. Forward-looking statements generally relate to management’s current expectations, hopes, beliefs, intentions, strategies, or projections about future events or PACI or Volato’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Volato operates and anticipated growth in the demand for Volato’s services, projections of Volato’s future financial results or other metrics, and ownership of the combined company following the closing of the Business Combination are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “pro forma,” project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by the forward-looking statements. You should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements are based upon estimates and assumptions that, while considered reasonable by management of PACI and Volato, are inherently uncertain. Factors that may cause actual result to differ from current expectations include, but are not limited to: the ability to meet stock exchange listing standards following consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Volato as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; the costs related to the Business Combination; changes to existing applicable laws or regulations; the possibility that Volato or the combined company may be adversely affected by economic, business, or competitive factors; Volato’s estimates of expenses and profitability; the evolution of the markets in which Volato competes and Volato’s ability to enter new markets effectively; the ability of Volato to implement its strategic initiatives and continue to innovate its existing services; the impact of government and other responses to public health crisis such as pandemics on Volato’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and Cautionary Note Regarding Forward-Looking Statements in PACI’s final prospectus dated November 13, 2023 relating to its initial public offering, and those risk factors set forth in PACI’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by PACI from time to time with the SEC.

Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and Volato and PACI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation
This press release is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor a solicitation of a proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For Media:
media@flyvolato.com

For Investors:
investors@flyvolato.com